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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           July 6, 1999
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                             Nabors Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-9245                                  93-0711613
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     (Commission File Number)              (I.R.S. Employer Identification No.)

    515 West Greens Road, Suite 1200, Houston, Texas              77067
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        (Address of Principal Executive Offices)               (Zip Code)

                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

On June 30, 1999, Nabors Industries, Inc. called for redemption, on July 15, 1999, of its 5% convertible subordinated notes due May 15, 2006. The notes are convertible at the option of the holder into common stock, par value $.10 per share, of Nabors until the business day preceding the redemption date, July 14, 1999.

On July 7, 1999, Nabors entered into a Standby Underwriting Agreement with Warburg Dillon Read LLC that provides for Warburg Dillon Read to purchase 50% of the shares of Nabors' common stock that would have been delivered upon conversion of the notes that are either (1) duly surrendered for redemption or
(2) not duly surrendered for conversion or redemption prior to 5:00 p.m., New York City time, on July 14, 1999. The purchase price payable by Warburg Dillon Read under the agreement is $18.91 per Nabors share. Notwithstanding the provisions summarized above, if the closing price of Nabors' common stock on the American Stock Exchange on July 14, 1999 is at least $19.41, and (1) 10% or less of the notes outstanding at 9:00 a.m., New York City time, on July 7, 1999 have been either (a) duly surrendered for redemption or (b) not duly surrendered for conversion or redemption, then Nabors shall not have the right to sell any common stock to Warburg Dillon Read; or (2) more than 10% of the notes outstanding at 9:00 a.m., New York City time, on July 7, 1999 have been either
(a) duly surrendered for redemption or (b) not duly surrendered for conversion or redemption, then Nabors shall have the right, but not the obligation, to sell to Warburg Dillon Read up to 50% of the number of shares of Nabors common stock which would have been delivered upon conversion of the principal amount of such notes which is in excess of such 10%. Copies of the Standby Underwriting Agreement and Notice of Redemption, as amended, are attached as Exhibits 1 and 20, respectively, and are incorporated into this document by reference.

On July 6, 1999, Nabors commenced a cash tender offer for all outstanding 11% Senior Notes issued by Nabors' wholly owned subsidiary, Bayard Drilling Technologies, Inc. The offer will expire on August 3, 1999, unless extended. A copy of the press release announcing commencement of the tender offer is attached as Exhibit 99.1 and is incorporated into this document by reference.

ITEM 7.  EXHIBITS.

1 Standby Underwriting Agreement dated July 7, 1999, between Nabors Industries, Inc. and Warburg Dillon Read LLC

20       Notice of Redemption, as amended

99.1     Press Release issued by Nabors Industries, Inc. on July 6, 1999




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NABORS INDUSTRIES, INC.
                                            (Registrant)


Date:  July 7, 1999                    By:   /s/ ANTHONY G. PETRELLO
                                          ------------------------------------
                                          Name:  Anthony G. Petrello
                                          Title: President and Chief Operating
                                                 Officer


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                                  Exhibit Index

EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
     1        Standby Underwriting Agreement dated July 7, 1999, between Nabors
              Industries, Inc. and Warburg Dillon Read LLC

    20        Notice of Redemption, as amended

  99.1        Press Release issued by Nabors Industries, Inc. on July 6, 1999